MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED           Two World Trade Center,
MUNICIPAL INCOME TRUST                                 New York, New York 10048
LETTER TO THE SHAREHOLDERS April 30, 1999


DEAR SHAREHOLDER:


We are pleased to present the semiannual report on the operations of Morgan Stanley Dean Witter California Insured Municipal Income Trust (IIC) for the period ended April 30, 1999.

The financial markets have begun to recover from last year's global economic difficulties. The turmoil which included the Asian crisis, the Russian debt default and the rescue of a major U.S. hedge fund has given way to more normal financial conditions. The major catalyst for this return to stability was the liquidity provided by the Federal Reserve Board's 75 basis point reduction in the federal-funds rate during the fourth quarter of 1998.

International economic problems precipitated a "flight to quality" rally in fixed income securities and U.S. Treasury yields reached 30-year lows in October 1998. As the world markets recovered, foreign investors repatriated funds and Treasury yields began to rise. Interest rates also rose in response to the surprisingly robust domestic economic growth reported over the second half of 1998. The bond market became concerned that the central bank might become more restrictive by taking back some of the liquidity provided during the crisis.


MUNICIPAL MARKET CONDITIONS

During 1998, municipal yields were less volatile than Treasury yields. This pattern of stability continued into 1999. Long-term insured index yields stood at 5.25 percent at the end of April, only 20 basis points higher than their October 1998 levels. In contrast, Treasury bond yields rose 50 basis points from 5.15 to 5.65 percent. During the past six months, the yield pick up for extending tax-exempt maturities from one to 30 years averaged 225 basis points.


The modest rally of municipals during 1998 created a favorable relative value relationship to Treasuries. Municipals underperformed Treasuries and the ratio of municipal yields to Treasury yields climbed to 99 percent by December. The higher the ratio, the more attractive municipals are relative to Treasuries. Municipals have outperformed Treasuries this year and the ratio declined to 92 percent by April. The

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS April 30, 1999, continued

high-to-low annual range of municipal/Treasury yields for the past five years has averaged 93 to 84 percent.

In addition to lagging 1998's Treasury rally, municipals also experienced a glut of new-issue supply. Underwriting volume of $284 billion was up 28 percent from the prior year and approached 1993's record. Issuers actively refinanced at lower interest rates and refundings were 29 percent of the total volume. This year's rise in interest rates has reduced the amount of refunding activity. Refunding volume was down 42 percent in the first four months of 1999 while total underwriting declined 22 percent.


PERFORMANCE

The Trust's net asset value (NAV) decreased from $15.00 per share to $14.88 per share for the six-month period ended April 30, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.375 per share, the Trust's total NAV return was 1.76 percent. IIC's value on the New York Stock Exchange increased from $14.4375 to $14.6875 per share during the same period. Based on this change plus reinvestment of tax-free dividends, IIC's total market return was 4.36 percent. As of April 30, 1999, IIC's share price was a 1.29 percent discount to its NAV.


  DATE       AAA INS     TSY       % RELATIONSHIP

12/31/93      5.40%      6.34%         85.17%
01/31/94      5.40       6.24          86.54%
02/28/94      5.80       6.66          87.09%
03/31/94      6.40       7.09          90.27%
04/29/94      6.35       7.32          86.75%
05/31/94      6.25       7.43          84.12%
06/30/94      6.50       7.61          85.41%
07/29/94      6.25       7.39          84.57%
08/31/94      6.30       7.45          84.56%
09/30/94      6.55       7.81          83.87%
10/31/94      6.75       7.96          84.80%
11/30/94      7.00       8.00          87.50%
12/30/94      6.75       7.88          85.66%
01/31/95      6.40       7.70          83.12%
02/28/95      6.15       7.44          82.66%
03/31/95      6.15       7.43          82.77%
04/28/95      6.20       7.34          84.47%
05/31/95      5.80       6.66          87.09%
06/30/95      6.10       6.62          92.15%
07/31/95      6.10       6.86          88.92%
08/31/95      6.00       6.66          90.09%
09/29/95      5.95       6.48          91.82%
10/31/95      5.75       6.33          90.84%
11/30/95      5.50       6.14          89.58%
12/29/95      5.35       5.94          90.07%
01/31/96      5.40       6.03          89.55%
02/29/96      5.60       6.46          86.69%
03/29/96      5.85       6.66          87.84%
04/30/96      5.95       6.89          86.36%
05/31/96      6.05       6.99          86.55%
06/28/96      5.90       6.89          85.63%
07/31/96      5.85       6.97          83.93%
08/30/96      5.90       7.11          82.98%
09/30/96      5.70       6.93          82.25%
10/31/96      5.65       6.64          85.09%
11/29/96      5.50       6.35          86.61%
12/31/96      5.60       6.63          84.46%
01/31/97      5.70       6.79          83.95%
02/28/97      5.65       6.80          83.09%
03/31/97      5.90       7.10          83.10%
04/30/97      5.75       6.94          82.85%
05/30/97      5.65       6.91          81.77%
06/30/97      5.60       6.78          82.60%
07/30/97      5.30       6.30          84.13%
08/31/97      5.50       6.61          83.21%
09/30/97      5.40       6.40          84.38%
10/31/97      5.35       6.15          86.99%
11/30/97      5.30       6.05          87.60%
12/31/97      5.15       5.92          86.99%
01/31/98      5.15       5.80          88.79%
02/28/98      5.20       5.92          87.84%
03/31/98      5.25       5.93          88.53%
04/30/98      5.35       5.95          89.92%
05/29/98      5.20       5.80          89.66%
06/30/98      5.20       5.65          92.04%
07/31/98      5.18       5.71          90.72%
08/31/98      5.03       5.27          95.45%
09/30/98      4.95       5.00          99.00%
10/31/98      5.05       5.16          97.87%
11/30/98      5.00       5.06          98.81%
12/31/98      5.05       5.10          99.02%
01/31/99      5.00       5.09          98.23%
02/28/99      5.10       5.58          91.40%
03/31/99      5.15       5.63          91.47%
04/30/99      5.20       5.66          91.87%

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS April 30, 1999, continued


LARGEST SECTORS AS OF APRIL 30, 1999
(% OF NET ASSETS)

Water & Sewer       20%
Public Facilities   17%
Tax Allocation      14%
Electric            13%
General Obligation   9%
Refunded             9%
Hospital             7%
Transportation       7%

 Portfolio structure is subject to change.

CREDIT ENHANCEMENTS AS OF APRIL 30, 1999
(% OF TOTAL LONG-TERM PORTFOLIO)

MBIA      54%
AMBAC     23%
FGIC      19%
FSA        4%

 Portfolio structure is subject to change.


CALL STRUCTURE AS OF APRIL 30, 1999                    WEIGHTED AVERAGE
(% OF TOTAL LONG-TERM PORTFOLIO)                       CALL PROTECTION: 6 YEARS
PERCENT CALLABLE

Years Bonds Callable

1998      0%
1999      0%
2000      2%
2001      0%
2002     17%
2003     65%
2004      1%
2005      1%
2006      1%
2007      2%
2008      3%
2009      1%
2010+     7%

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS April 30, 1999, continued

Monthly dividends for the second quarter of 1999 remained $0.0625 per share. The Trust's level of undistributed net investment income was $0.110 per share on April 30, 1999.


PORTFOLIO STRUCTURE

The Trust's investments were diversified among 10 long-term sectors and 41 credits. At the end of April, the portfolio's average maturity was 19 years. Portfolio duration, a measure of sensitivity to interest-rate changes, was 5.2 years. Issues in the refunded bond category comprised 9 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. The accompanying charts provide current information on the portfolio's call structure, largest sectors and mix of credit enhancements.


THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and the ARPS expenses (ARPS auction rate and expenses). The greater the spread and the larger the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During this six-month period, ARPS leverage contributed approximately $0.03 per share to common share earnings. Weekly ARPS yields ranged between 2.38 and 4.75 percent. Four ARPS series totaling $65 million represented 25 percent of net assets.

ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.


LOOKING AHEAD

The combination of a flight to quality and the flood of new municipal issues made the municipal-to- Treasury yield relationship more favorable late last year than it had been in the previous 10 years. Although municipals have thus far outperformed Treasuries in 1999, we believe that municipals still offer investors considerable value versus their historical relationship to Treasuries.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST LETTER TO THE SHAREHOLDERS April 30, 1999, continued

may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During this six-month period, the Trust purchased and retired 6,800 shares of common stock at a weighted average market discount of 3.27 percent.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Trust's Investment Manager. He also serves as Chairman, Chief Executive Officer and Director of Morgan Stanley Dean Witter Distributors Inc. and Morgan Stanley Dean Witter Trust FSB.

We appreciate your ongoing support of Morgan Stanley Dean Witter California Insured Municipal Income Trust and look forward to continuing to serve your investment needs.



Very truly yours,



/s/  CHARLES A. FIUMEFREDDO                 /s/ MITCHELL M. MERIN
     CHARLES A. FIUMEFREDDO                     MITCHELL M. MERIN
     Chairman of the Board                      President

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                                COUPON    MATURITY
 THOUSANDS                                                                                 RATE       DATE         VALUE
-----------                                                                             ---------- ---------- ---------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.9%)
            General Obligation (9.2 %)
            California,
  $ 9,000    Various Purpose Dtd 04/01/93 (FSA) .......................................   5.50 %   04/01/19    $  9,344,340
    4,000    Veterans Ser BD, BE & BF (AMT) (AMBAC) ...................................   6.375    02/01/27       4,048,320
    2,000    Refg Dtd 10/01/98 (MBIA) .................................................   4.50     10/01/28       1,809,660
            Industry,
    3,000    Refg Issue of 1993 (MBIA) ................................................   5.50     07/01/13       3,129,870
    4,900    Refg Issue of 1993 (MBIA) ................................................   5.50     07/01/16       5,087,523
  -------                                                                                                      ------------
   22,900                                                                                                        23,419,713
  -------                                                                                                      ------------
            Educational Facilities Revenue (0.4 %)
    1,000   California Educational Facilities Authority, Santa Clara University
  -------   Ser 1999 (AMBAC) ..........................................................   5.25     09/01/18       1,044,620
                                                                                                               ------------
            Electric Revenue (12.8 %)
    5,000   Los Angeles Department of Water & Power, Refg Issue of 1993
              (Secondary MBIA) ........................................................   5.875    09/01/30       5,362,900
    8,000   M-S-R Public Power Agency, San Juan Refg Ser F (AMBAC) ....................   6.00     07/01/20       8,692,400
    7,000   Northern California Transmission Agency, California -- Oregon
             Transmission Refg Ser 1993 A (MBIA) ......................................   5.25     05/01/20       7,086,170
            Sacramento Municipal Utility District,
    3,000    Refg 1993 Ser D (FGIC) ...................................................   5.25     11/15/12       3,131,400
    7,000    Refg 1993 Ser D (MBIA) ...................................................   5.625    11/15/15       7,332,220
    1,080   Puerto Rico Electric Power Authority, Power Ser GG (FSA) ..................   4.75     07/01/21       1,038,398
  -------                                                                                                      ------------
   31,080                                                                                                        32,643,488
  -------                                                                                                      ------------
            Hospital Revenue (7.0 %)
    4,150   Bakersfield, Adventist Health West Ser 1993 (MBIA) ........................   5.50     03/01/19       4,259,934
            California Health Facilities Financing Authority,
    3,000    Cedars -- Sinai Medical Center Ser 1997 A (MBIA) .........................   5.25     08/01/27       3,040,110
    3,000    Children's Hospital -- San Diego Ser 1993 (MBIA) .........................   5.75     07/01/23       3,142,260
    5,000   California Statewide Communities Development Authority,
             UniHealth America 1993 Ser A COPs (AMBAC) ................................   5.50     10/01/14       5,370,050
    2,000   Marysville, Fremont -- Rideout Group Health Refg Ser 1993-A (AMBAC) .......   5.55     01/01/13       2,121,660
  -------                                                                                                      ------------
   17,150                                                                                                        17,934,014
  -------                                                                                                      ------------
            Mortgage Revenue -- Single Family (1.2 %)
    3,000   California Housing Financing Agency, Home 1996 Ser E (AMT) (MBIA) .........   6.05     08/01/15       3,183,690
  -------                                                                                                      ------------
            Public Facilities Revenue (16.9 %)
   10,000   Alameda County, Santa Rita Jail 1993 Refg COPs (MBIA) .....................   5.70     12/01/14      10,810,900
   14,000   Beverly Hills Public Financing Authority, 1993 Refg Ser A (MBIA) ..........   5.65     06/01/15      14,747,880
    9,000   California Public Works Board, Corrections Refg 1993 Ser B (MBIA) .........   5.50     12/01/12       9,639,720

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                              COUPON    MATURITY
 THOUSANDS                                                                               RATE       DATE         VALUE
-----------                                                                           ---------- ---------- ---------------
  $ 3,000   Irvine Unified School District -- Community Facilities District #86-1,
              Special Tax Ser 1998 (AMBAC) ..........................................   5.00%    11/01/19    $  2,992,380
    5,000   Modesto, Community Center Refg 1993 Ser A COPs (AMBAC) ..................   5.00     11/01/23       5,007,000
  -------                                                                                                    ------------
   41,000                                                                                                      43,197,880
  -------                                                                                                    ------------
            Tax Allocation Revenue (14.3 %)
    7,000   Long Beach Financing Authority, Ser 1992 (AMBAC) ........................   5.50     11/01/22       7,151,760
    5,000   Orange Redevelopment Agency, Southwest Refg Issue of 1993 A (AMBAC)......   5.70     10/01/23       5,266,050
    6,000   Port Hueneme Redevelopment Agency, Central Community 1993 Refg
              (AMBAC) ...............................................................   5.50     05/01/23       6,210,480
    5,000   Poway Redevelopment Agency, Paguay Sub Refg Ser 1993 (FGIC) .............   5.50     12/15/23       5,190,550
    3,000   Riverside Redevelopment Agency, Merged Refg 1993 Ser A (MBIA) ...........   5.625    08/01/23       3,138,960
    5,000   Santa Clara Redevelopment Agency, Bayshore North 1992 Refg (AMBAC) ......   5.75     07/01/14       5,366,100
    4,000   Simi Valley Public Financing Authority, 1993 Refg (MBIA) ................   5.50     09/01/15       4,137,760
  -------                                                                                                    ------------
   35,000                                                                                                      36,461,660
  -------                                                                                                    ------------
            Transportation Facilities Revenue (6.8 %)
    2,000   Alameda Corridor Transportation Authority, Sr Lien Ser 1999 A (MBIA) ....   5.25     10/01/21       2,043,900
    6,000   Los Angeles County Metropolitan Transportation Authority, Sales Tax
              Refg Ser 1993-A (MBIA) ................................................   5.625    07/01/18       6,248,160
    4,230   San Francisco Airports Commission, San Francisco Int'l Airport
              Second Ser Refg Issue 2 (MBIA) ........................................   6.75     05/01/20       4,715,181
            San Francisco Bay Area Rapid Transit District,
    1,255    Sales Tax Ser 1995 (FGIC) ..............................................   5.50     07/01/20       1,306,129
    1,000    Sales Tax Ser 1998 (AMBAC) .............................................   4.75     07/01/23         950,290
    2,000   San Joaquin Hills Transportation Corridor Agency, Toll Road
              Refg Ser 1997 A (MBIA) ................................................   5.25     01/15/30       2,025,640
  -------                                                                                                    ------------
   16,485                                                                                                      17,289,300
  -------                                                                                                    ------------
            Water & Sewer Revenue (20.2 %)
   10,000   California Department of Water Resources, Central Valley Ser L
              (Secondary MBIA) ......................................................   5.75     12/01/19      10,610,300
    2,000   East Bay Municipal Utility District, Water Ser 1998 (MBIA) ..............   4.75     06/01/34       1,867,600
    7,000   Eastern Municipal Water District, Ser 1993-A COPs (FGIC) ................   5.25     07/01/23       7,061,810
   10,000   Los Angeles, Wastewater Refg Ser 1993-A (MBIA) ..........................   5.80     06/01/21      10,639,600
    3,000   Oceanside, Water 1993 Refg COPs (AMBAC) .................................   5.70     08/01/14       3,230,970
    3,500   Redding Joint Powers Financing Authority, Wastewater Refg 1992 Ser A
              (FGIC) ................................................................   6.00     12/01/11       3,805,795
    5,000   Santa Maria, Local Water & Refg Ser 1993 COPs (FGIC) ....................   5.50     08/01/21       5,146,400
    9,000   South County Regional Wastewater Authority, Morgan Hill Ser 1992 B
              (FGIC) ................................................................   5.50     08/01/22       9,280,260
  -------                                                                                                    ------------
   49,500                                                                                                      51,642,735
  -------                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE           VALUE
-----------                                                                             ---------- -------------- --------------
            Refunded (9.1%)
 $ 12,000   Southern California Public Power Authority, Power 1993 Sub Refg Ser A
              (FGIC) (ETM) ............................................................     5.45%  07/01/17        $ 12,696,840
   10,000   Puerto Rico Telephone Authority, Refg Ser M (MBIA) ........................     5.45   01/01/03+         10,635,100
 --------                                                                                                          ------------
   22,000                                                                                                            23,331,940
 --------                                                                                                          ------------
  239,115   TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $235,611,997).........................     250,149,040
 --------                                                                                                          ------------
            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (0.5%)
    1,000   California Pollution Control Financing Authority, Pacific Gas & Electric Co
              Ser 1996 F (Demand 05/03/99) ............................................     4.25*  11/01/26           1,000,000
      400   California Statewide Communities Development Authority, John
              Muir/Mt Diablo Health COPs (AMBAC) (Demand 05/03/99) ....................     4.10*  08/15/27             400,000
 --------                                                                                                          ------------
    1,400   TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
 --------   (Identified Cost $1,400,000) ......................................................................       1,400,000
                                                                                                                   ------------
 $240,515   TOTAL INVESTMENTS (Identified Cost $237,011,997) (a)................................       98.4%        251,549,040
 ========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES .....................................        1.6           4,095,059
                                                                                                      -----        ------------
            NET ASSETS .........................................................................      100.0%       $255,644,099
                                                                                                      =====        ============

---------------
AMT    Alternative Minimum Tax.
COPs   Certificates of Participation.
ETM    Escrowed to maturity.
+      Prerefunded to call date shown.
*      Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $14,679,612 and the aggregate gross unrealized depreciation is $142,569, resulting in net unrealized appreciation of $14,537,043.

Bond Insurance:
--------------
AMBAC  AMBAC Indemnity Corporation.
FGIC   Financial Guaranty Insurance Company.
FSA    Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)

ASSETS :
Investments in securities, at value
   (identified cost $237,011,997).................    $251,549,040
Cash .............................................           9,524
Interest receivable ..............................       4,345,922
Prepaid expenses .................................          74,168
                                                      ------------
     TOTAL ASSETS ................................     255,978,654
                                                      ------------
LIABILITIES:
Payable for:
     Dividends to preferred shareholders .........         154,600
     Investment management fee ...................          86,096
Accrued expenses .................................          93,859
                                                      ------------
     TOTAL LIABILITIES ...........................         334,555
                                                      ------------
     NET ASSETS ..................................    $255,644,099
                                                      ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
   (1,000,000 shares authorized of
   non-participating $.01 par value,
   1,300 shares outstanding) .....................    $ 65,000,000
                                                      ------------
Common shares of beneficial interest
   (unlimited shares authorized of
   $.01 par value, 12,808,913 shares
   outstanding) ..................................     180,508,176
Net unrealized appreciation ......................      14,537,043
Accumulated undistributed net investment
   income ........................................       1,405,186
Accumulated net realized loss ....................      (5,806,306)
                                                      ------------
     NET ASSETS APPLICABLE TO COMMON
        SHAREHOLDERS .............................     190,644,099
                                                      ------------
     TOTAL NET ASSETS ............................    $255,644,099
                                                      ============
NET ASSET VALUE PER COMMON SHARE
   ($190,644,099 divided by 12,808,913
   common shares outstanding) ....................          $14.88
                                                            ======

STATEMENT OF OPERATIONS
For the six months ended April 30, 1999 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $6,666,383
                                                  ----------
EXPENSES
Investment management fee .....................      445,823
Auction commission fees .......................      108,495
Professional fees .............................       46,065
Transfer agent fees and expenses ..............       20,199
Auction agent fees ............................       16,544
Registration fees .............................       12,659
Shareholder reports and notices ...............       12,628
Trustees' fees and expenses ...................        9,853
Custodian fees ................................        5,473
Other .........................................       17,743
                                                  ----------
     TOTAL EXPENSES ...........................      695,482
Less: expense offset ..........................       (5,423)
                                                  ----------
     NET EXPENSES .............................      690,059
                                                  ----------
     NET INVESTMENT INCOME ....................    5,976,324
                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain .............................       93,419
Net change in unrealized appreciation .........   (1,705,322)
                                                  ----------
     NET LOSS .................................   (1,611,903)
                                                  ----------
NET INCREASE ..................................   $4,364,421
                                                  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                             FOR THE SIX      FOR THE YEAR
                                                            MONTHS ENDED         ENDED
                                                           APRIL 30, 1999   OCTOBER 31, 1998
                                                          ---------------- -----------------
                                                             (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ...................................   $  5,976,324     $  12,055,419
Net realized gain .......................................         93,419           841,577
Net change in unrealized appreciation ...................     (1,705,322)        8,536,604
                                                            ------------     -------------
   NET INCREASE .........................................      4,364,421        21,433,600
                                                            ------------     -------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Preferred ...............................................     (1,105,858)       (2,380,800)
Common ..................................................     (4,804,952)       (9,642,125)
                                                            ------------     -------------
   TOTAL DIVIDENDS ......................................     (5,910,810)      (12,022,925)
                                                            ------------     -------------
Decrease from transactions in common shares of beneficial
  interest ..............................................        (98,279)       (1,247,652)
                                                            ------------     -------------
   NET INCREASE (DECREASE) ..............................     (1,644,668)        8,163,023
NET ASSETS:
Beginning of period .....................................    257,288,767       249,125,744
                                                            ------------     -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $1,405,186 and $1,339,672, respectively) .............   $255,644,099     $ 257,288,767
                                                            ============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter California Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on November 2, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.


C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued


income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1999 aggregated $3,091,590 and $3,346,796, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1999, the Trust had transfer agent fees and expenses payable of approximately $200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,265. At April 30, 1999, the Trust had an accrued pension liability of $36,500 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 4 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT IN                  RESET         RANGE OF
 SERIES   SHARES*   THOUSANDS*      RATE*       DATE      DIVIDEND RATES**
-------- --------- ------------ ------------ ---------- -------------------
    1      200        $10,000        3.50 %  05/03/99     2.38% -- 3.55%
    2      400         20,000        3.489   09/07/99         3.489
    3      500         25,000        3.65    07/12/99         3.65
    4      200         10,000        3.50    05/03/99     2.39 --  4.75


---------------
 * As of April 30, 1999.
** For the six months ended April 30, 1999.


Subsequent to April 30, 1999 and up through June 4, 1999 the Trust paid dividends to Series 1 through 4 at rates ranging from 2.60% to 3.65%, respectively, in the aggregate amount of $331,864.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:


                                                                             CAPITAL
                                                                             PAID IN
                                                                            EXCESS OF
                                                  SHARES      PAR VALUE     PAR VALUE
                                              -------------- ----------- ---------------
Balance, October 31, 1997 ...................   12,906,413    $129,064    $181,725,043
Treasury shares purchased and retired
 (weighted average discount 6.02%)* .........      (90,700)       (907)     (1,246,745)
                                                ----------    --------    ------------
Balance, October 31, 1998 ...................   12,815,713     128,157     180,478,298
Treasury shares purchased and retired
 (weighted average discount 3.27%)* .........       (6,800)        (68)        (98,211)
                                                ----------    --------    ------------
Balance, April 30, 1999 .....................   12,808,913    $128,089    $180,380,087
                                                ==========    ========    ============

---------------
*     The Trustees have voted to retire the shares purchased.



6. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Trust had a net capital loss carryover of approximately $5,900,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 in the following years:


       AMOUNT IN THOUSANDS
-------------------------------
 2002         2003       2004
 ----         ----       ----
$3,683       $1,938      $279
======       ======      ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 30, 1999, the Trust declared the following dividends from net investment income:


      AMOUNT           RECORD          PAYABLE
    PER SHARE           DATE            DATE
    ---------       ------------    -------------
     $0.0625         May 7, 1999     May 21, 1999
     $0.0625        June 4, 1999    June 18, 1999

MORGAN STANLEY DEAN WITTER CALIFORNIA INSURED MUNICIPAL INCOME TRUST FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                   FOR THE SIX
                                                                  MONTHS ENDED
                                                                 APRIL 30, 1999*
                                                               ------------------
                                                                   (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period .........................       $ 15.00
                                                                     ---------
Income (loss) from investment operations:
 Net investment income .......................................          0.47
 Net realized and unrealized gain (loss) .....................         (0.12)
                                                                     ---------
Total income (loss) from investment operations ...............          0.35
                                                                     ---------
Less dividends and distributions from:
 Net investment income .......................................         (0.38)
 Common share equivalent of dividends paid to preferred
  shareholders ...............................................         (0.09)
 Net realized gain ...........................................            --
                                                                     ---------
Total dividends and distributions ............................         (0.47)
                                                                     ---------
Anti-dilutive effect of acquiring treasury shares ............            --
                                                                     ---------
Net asset value, end of period ...............................       $ 14.88
                                                                     =========
Market value, end of period ..................................       $ 14.688
                                                                     =========
TOTAL RETURN+ ................................................          4.36% (1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses ...............................................          0.73% (2)
Net investment income before preferred stock dividends .......          6.28% (2)
Preferred stock dividends ....................................          1.16% (2)
Net investment income available to common shareholders .......          5.12% (2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ......................       $255,644
Asset coverage on preferred shares at end of period ..........           392%
Portfolio turnover rate ......................................             1% (1)
                                                                         FOR THE YEAR ENDED OCTOBER 31*
                                                          --------------------------------------------------------------------------
                                                               1998             1997         1996            1995             1994
                                                          --------------  ------------- ------------ ------------------ -----------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................     $  14.27        $  13.55      $  13.40       $  11.29        $  14.87
                                                             ---------       --------      --------       ---------       ---------
Income (loss) from investment operations:
 Net investment income .................................         0.94            0.94          0.93           0.92            1.07
 Net realized and unrealized gain (loss) ...............         0.72            0.68          0.05           2.12           (3.57)
                                                             ---------       --------      --------       ---------       ---------
Total income (loss) from investment operations .........         1.66            1.62          0.98           3.04           (2.50)
                                                             ---------       --------      --------       ---------       ---------
Less dividends and distributions from:
 Net investment income .................................        (0.75)          (0.75)        (0.72)         (0.77)          (0.87)
 Common share equivalent of dividends paid to preferred
  shareholders .........................................        (0.19)          (0.18)        (0.17)         (0.18)          (0.20)
 Net realized gain .....................................           --              --            --             --           (0.01)
                                                             ---------       --------      --------       ---------       ---------
Total dividends and distributions ......................        (0.94)          (0.93)        (0.89)         (0.95)          (1.08)
                                                             ---------       --------      --------       ---------       ---------
Anti-dilutive effect of acquiring treasury shares ......         0.01            0.03          0.06           0.02              --
                                                             ---------       --------      --------       ---------       ---------
Net asset value, end of period .........................     $ 15.00         $ 14.27       $  13.55       $  13.40        $  11.29
                                                             =========       ========      ========       =========       =========
Market value, end of period ............................     $ 14.438        $ 13.375      $  12.00       $  11.75        $ 11.125
                                                             =========       ========      ========       =========       =========
TOTAL RETURN+ ..........................................        13.88%          18.22%         8.54%         12.93%         (22.82)%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .........................................         0.74% (3)       0.74%         0.76%          0.81% (3)       0.89 %
Net investment income before preferred stock dividends .         6.39%           6.85%         6.93%          7.39%           8.12 %
Preferred stock dividends ..............................         1.26%           1.29%         1.24%          1.44%           1.54 %
Net investment income available to common shareholders .         5.13%           5.56%         5.69%          5.95%           6.58 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $257,289        $249,126      $244,210       $249,232        $243,676
Asset coverage on preferred shares at end of period ....          395%            382%          375%           383%            287 %
Portfolio turnover rate ................................            5%              4%            1%             1%             12 %

-------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEE
---------------------------------------
Michael Bozic
Charles A. Fiumefreddo                                 MORGAN STANLEY
Edwin J. Garn                                          DEAN WITTER
Wayne E. Hedien                                        CALIFORNIA
Dr. Manual H. Johnson                                  INSURED
Michael E. Nugent                                      MUNICIPAL
Philip J. Purcell                                      INCOME TRUST
John L. Schroeder

OFFICERS
---------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
---------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
---------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
---------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



The financial statements included herein                   Semiannual Report
have been taken from the records of the                    April 30, 1999
Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.